UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
--------------------------------------------------------------

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 11, 2011

----------------------------------------------------------------
HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 11, 2011, the Compensation Committee of the Board of Directors of Heartland Express, Inc., (the "Company"), approved salary increases for the following named executive officers:

Named Executive Officer	New Annualized Salary
Michael J. Gerdin, President and Director	$280,000
John P. Cosaert, Executive Vice President of Finance, Treasurer and Chief Financial Officer	$260,000
Richard L. Meehan, Executive Vice President of Marketing and Operations	$260,000
Thomas E. Hill, Vice President, Controller, and Secretary	$150,000

There were no other changes to named executive officer compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 11, 2011, a Special Meeting of Stockholders of Heartland Express, Inc. (the "Company") was held, at which meeting the approval of the Heartland Express, Inc. 2011 Restricted Stock Award Plan (the "Plan") was ratified.

The voting tabulation on the ratification of the Plan was as follows:

For	Against	Abstain	Broker Non-votes
79,552,261	618,223	1,508,640	4,380,477

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	July 14, 2011	By: /s/ John P. Cosaert
John P. Cosaert
Executive Vice President - Finance,
Chief Financial Officer and Treasurer